Exhibit 99.2

2016 Second-Quarter CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of our results with those in the trailing quarter and prior quarter of last year. The discussion of our results may exclude these items to give you a better sense of our operating results. As always, the operating information we provide to you should be used as a complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s Form 10-Q for the quarterly period ended July 2, 2016 and the Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Second-quarter 2016 earnings per share of $1.45 grew 13% Y/Y; non-GAAP earnings per share of $1.65 grew 7% Y/Y. investor.arrow.com

Second-Quarter 2016 CFO Commentary

Second-Quarter Summary

We again posted strong quarterly results in the second quarter of 2016 with record second-quarter sales, gross profit, earnings per share, and non-GAAP earnings per share. Sales and earnings per share approximated the midpoints of our expectations. Both business segments delivered growth and expanded margins year over year.

Our second-quarter 2016 global component sales advanced 4 percent year over year. Europe again delivered sales growth this quarter; up 7 percent year over year, the thirteenth straight quarter of year over year growth. Our Americas business was flat year over year. Asia sales grew 5 percent year over year. Strong demand from our core small-to-medium-sized manufacturing customers in the Americas and Asia was offset by weaker demand from large, supply-chain oriented customers. Global components operating income increased 6 percent year over year demonstrating healthy leverage on our sales growth.

In the second quarter, enterprise computing solutions achieved record second-quarter sales, operating income, and operating margin. Enterprise computing solutions sales were slightly higher year over year. Software sales were again strong, led by infrastructure including analytics and security, while hardware sales lagged in the quarter. Enterprise computing solutions operating income increased 10 percent year over year.

We delivered record second-quarter sales, gross profit, earnings per share, and non-GAAP earnings per share.

investor.arrow.com 2 Five Years Out

Second-Quarter 2016 CFO Commentary P&L Highlights* Q2 2016 Y/Y Change Y/Y Change Adjusted for Acquisitions & Currency Q/Q Change Sales $5,972 +2% flat +9% Gross Profit Margin 13.4% +20bps +30bps -30bps Operating Income $224 +8% +6% +23% Operating Margin 3.7% +20bps +20bps +40bps Non-GAAP Operating Income $254 +7% +5% +18% Non-GAAP Operating Margin 4.3% +20bps +20bps +40bps Net Income $134 +8% +7% +26% Diluted EPS $1.45 +13% +11% +27% Non-GAAP Net Income $153 +3% +1% +16% Non-GAAP Diluted EPS $1.65 +7% +5% +16% Consolidated Overview Second Quarter 2016 First-quarter sales were $5.97 billion – Sales increased 2% year over year and 9% quarter over quarter – Adjusted for the impact of acquisitions and changes in foreign currencies, sales were flat year over year Consolidated gross profit margin was 13.4% – Gross profit margin increased 20 basis points year over year – Gross profit margin decreased 30 basis points quarter over quarter due to a seasonally higher contribution from enterprise computing solutions Operating income was $224 million – Increased 8% year over year as reported – Operating expenses as a percentage of sales were 9.6%, flat year over year – Increased 6% year over year adjusted for the impact of acquisitions and changes in foreign currencies $ in millions, except per share data; may reflect rounding 3 investor.arrow.com

Second-Quarter 2016 CFO Commentary Non-GAAP operating income was $254 million – Increased 7% year over year – Non-GAAP operating expenses as a percentage of sales were 9.1%, flat year over year – Increased 5% year over year adjusted for the impact of acquisitions and changes in foreign currencies Effective tax rate for the quarter was 27.5% Non-GAAP effective tax rate was 29.0% Net income was $134 million – Increased 8% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, net income increased by 7% year over year Earnings per share were $1.45 on a diluted basis – Diluted EPS increased 13% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, diluted EPS increased by 11% year over year Non-GAAP net income was $153 million – Increased 3% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, non-GAAP net income increased by 1% year over year Non-GAAP earnings per share were $1.65 on a diluted basis – Non-GAAP diluted EPS increased 7% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, non-GAAP diluted EPS increased by 5% year over year A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com4

Second-Quarter 2016 CFO Commentary Components Global Global components sales increased 4% year over year. Sales increased 4% year over year – Sales, adjusted for the impact of acquisitions and changes in foreign currencies, increased 1% year over year Leading indicators, including lead times and cancellation rates, are in-line with historical norms Book-to-bill was 1.03, up from 1.02 in the second quarter of 2015 Gross profit dollars increased 2% year over year Gross margin decreased 20 basis points year over year – Gross margin, adjusted for the impact of acquisitions and changes in foreign currencies, decreased 10 basis points year over year Operating margin of 4.7% increased 10 basis points year over year – Operating margin, adjusted for the impact of acquisitions and changes in foreign currencies, increased 20 basis points year over year Non-GAAP operating margin of 4.9% increased 10 basis points year over year – Non-GAAP operating margin, adjusted for the impact of acquisitions and changes in foreign currencies, increased 20 basis points year over year Return on working capital was flat year over year $3,833 $3,698 $3,692 $3,669 $3,676 $2,000 $2,500 $3,000 $3,500 $4,000 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com5

Second-Quarter 2016 CFO Commentary Components Americas Americas components sales were flat year over year.  Sales were flat year over year – Growth in from core small-to-medium sized customers was offset by declines at large, supply-chain oriented customers – Growth in the medical devices and lighting verticals year over year $1,474 $1,458 $1,481 $1,440 $1,478 $800 $1,000 $1,200 $1,400 $1,600 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com6

Second-Quarter 2016 CFO Commentary Components Europe Europe components sales increased 7% year over year.  Sales increased 7% year over year – Sales, adjusted for the impact of acquistions and changes in foreign currencies, increased 3% year over year – Robust growth in the lighting and aerospace & defense verticals year over year – Growth in the transportation vertical year over year $987 $993 $972 $1,058 $1,057 $600 $700 $800 $900 $1,000 $1,100 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com7

Second-Quarter 2016 CFO Commentary Components Asia Asia components sales increased 5% year over year. Sales increased 5% year over year – Sales were flat year over year adjusted for the impact of acquisitions and changes in foreign currencies – Strong growth from core SMB customers offset by declines from large supply-chain oriented customers – Strong growth in the transportation vertical year over year – Growth in the wireless vertical year over year $1,238 $1,241 $1,215 $1,178 $1,298 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com8

Second-Quarter 2016 CFO Commentary Enterprise Computing Solutions Global Enterprise computing solutions posted record second-quarter sales, operating income, and operating margin.  Sales were flat year over year – Sales decreased 3% year over year adjusted for acquisitions and changes in foreign currencies  Gross profit dollars increased 7% year over year  Gross margins increased 80 basis points year over year – Gross margins increased in both the Americas and in Europe Operating margin of 5.1% – Up 50 basis points year over year – Operating income increased 11% year over year  Non-GAAP operating margin of 5.4% – Up 50 basis points year over year – Non-GAAP operating income increased 10% year over year Return on working capital continues to excel, increasing year over year for the eleventh consecutive quarter $2,132 $2,006 $3,083 $1,798 $2,139 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com9

Second-Quarter 2016 CFO Commentary Enterprise Computing Solutions Americas ECS Americas experienced strong growth across the software portfolio year over year. Sales decreased 2% year over year due to a higher portion of software within the mix – Sales decreased 6% year over year adjusted for acquisitions and changes in foreign currencies – Operating income grew year over year adjusted for acquisitions – Growth in infrastructure software across the portfolio including, analytics, security, and virtualization, adjusted for acquisitions and changes in foreign currencies $1,454 $1,407 $2,028 $1,191 $1,419 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com10

Second-Quarter 2016 CFO Commentary Enterprise Computing Solutions Europe ECS Europe sales increased 6% year over year.  Sales increased 6% year over year – Sales increased 4% year over year adjusted for changes in foreign currencies – Growth in the infrastructure software portfolio including analytics and security adjusted for changes in foreign currencies – Growth in proprietary servers and service adjusted changes in foreign currencies $678 $599 $1,055 $607 $720 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Q2–'15 Q3–'15 Q4–'15 Q1–'16 Q2–'16 Sales ($ in millions) investor.arrow.com11

Second-Quarter 2016 CFO Commentary Cash Flow and Balance Sheet Highlights Cash Flow from Operations Cash flow from operating activities was $148 million in the quarter and was $547 million on a trailing 12-month basis Working Capital Working capital to sales was 14.9% in the quarter. Return on working capital was 28.5% in the second quarter, up 80 basis points year over year. Return on Invested Capital Return on invested capital was 10.6% in the quarter and ahead of our weighted average cost of capital. Share Buyback We repurchased approximately $31 million of our stock. Total cash returned to shareholders over the last 12 months of approximately $233 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.1x. Total liquidity of $2.5 billion when including cash of $496 million. Trailing twelve-month cash flow from operations was $547 million. investor.arrow.com12

Second-Quarter 2016 CFO Commentary Third-Quarter 2016 Guidance Consolidated Sales $5.65 billion to $6.05 billion Global Components $3.725 billion to $3.925 billion Global ECS $1.925 billion to $2.125 billion Diluted Earnings per Share* $1.23 to $1.35 Non-GAAP Diluted Earnings per Share* $1.45 to $1.57 * Assumes average diluted shares outstanding of 92.5 million. Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the third quarter to be €1.11 to $1. Assuming exchange rates remain unchanged for the remainder of the third quarter of 2016, we do not expect changes in foreign currencies to have meaningful impacts on growth rates when compared to the third quarter of 2015. investor.arrow.com13

Second-Quarter 2016 CFO Commentary Risk Factors The discussion of the company’s business and operations should be read together with the risk factors contained in Item 1A of its 2015 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which describe various risks and uncertainties to which the company is or may become subject. If any of the described events occur, the company’s business, results of operations, financial condition, liquidity, or access to the capital markets could be materially adversely affected. Information Relating to Forward- Looking Statements This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: industry conditions, company’s implementation of its new enterprise resource planning system, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, effects of additional actions taken to become more efficient or lower costs, risks related to the integration of acquired businesses, changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2015. investor.arrow.com14

Second-Quarter 2016 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, operating income, net income attributable to shareholders, and net income per basic and diluted share. The company provides sales on a non-GAAP basis adjusted for the impact of changes in foreign currencies and the impact of acquisitions by adjusting the company’s operating results for businesses acquired, including the amortization expense related to acquired intangible assets, as if the acquisitions had occurred at the beginning of the earliest period presented (referred to as “impact of acquisitions”). Operating income, net income attributable to shareholders, and net income per basic and diluted share are adjusted for certain charges, credits, gains, and losses that the company believes impact the comparability of its results of operations. These charges, credits, gains, and losses arise out of the company’s efficiency enhancement initiatives, acquisitions (including intangible assets amortization expense), loss on prepayment of debt, and (gain)/loss on investments. A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non- GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation. The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, operating income, net income attributable to shareholders and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance. investor.arrow.com15

Second-Quarter 2016 CFO Commentary Q2 2016 Q1 2016 Q2 2015 Operating income, as reported $223,592 $181,364 $206,943 Intangible assets amortization expense 14,446 12,913 13,917 Restructuring, integration, and other charges 16,106 20,788 17,147 Operating income, as adjusted $254,144 $215,065 $238,007 Q2 2016 Q1 2016 Q2 2015 Net income attributable to shareholders, as reported $134,270 $106,235 $123,932 Intangible assets amortization expense 13,562 12,913 13,917 Restructuring, integration, and other charges 16,106 20,788 17,147 (Gain)/loss on investments – – 1,500 Tax effect of adjustments above (11,197) (7,713) (7,579) Net income attributable to shareholders, as adjusted $152,741 $132,223 $148,917 Q2 2016 Q1 2016 Q2 2015 Diluted EPS, as reported $1.45 $1.14 $1.28 Intangible assets amortization expense .15 .14 .14 Restructuring, integration, and other charges .17 .23 .18 (Gain)/loss on investments – – .02 Tax effect of adjustments above (.12) (.08) (.08) Net income attributable to shareholders, as adjusted $1.65 $1.43 $1.54 The sum of the components for diluted EPS, as Adjusted, may not agree to totals, as presented, due to rounding. Earnings Reconciliation ($ in thousands, except per share data) 16